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                                                                         EX 23.1
                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in Registration Statement No. 333-67664 of Vari-Lite International, Inc. on Form S-8 of our report dated December 31, 2001 appearing in this Annual Report on Form 10-K of Vari-Lite International, Inc. for the year ended September 30, 2001.


Dallas, Texas
December 31, 2001